UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2010

Shire plc
________________________________________________________________________________
(Exact name of registrant as specified in its charter)

Jersey, Channel Islands
________________________________________________________________________________
(State or other jurisdiction of incorporation)

0-29630                                                  98-0601486
(Commission File Number)                (IRS Employer Identification No.)

5 Riverwalk, Citywest Business Campus, Dublin
24, Republic of Ireland
________________________________________________________________________________
(Address of principal executive offices)                              (Zip code)

Registrant's telephone number, including area code               +353 1 429 7700

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.f13e-4(c))

Item 2.02  Results of Operations and Financial Condition

     On August 4, 2010, Shire plc issued a press release announcing its financial results for the three month period ended June 30, 2010. A copy of the press release is attached hereto as Exhibit 99.01 which is incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits

                 (d)  Exhibits.  The following exhibit is filed herewith:

99.01         Press Release dated August 4, 2010, reporting Shire plc’s financial results for the three month period ended June 30, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant  has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHIRE PLC

By:	/s/ A C Russell
	Name:	Angus Russell
	Title:	Chief Executive Officer

 Dated: August 4, 2010

EXHIBIT INDEX

Number	Description
99.01	Press Release dated August 4, 2010